EXHIBIT 1(a)




                      TEXAS UTILITIES COMPANY, doing business as

                                       TXU CORP



                                  [Name of Security]



                                UNDERWRITING AGREEMENT


                                                                     [Date]





          as Representatives of the Underwriters
           named in Schedule II hereto (the "Representatives")

          c/o




          Ladies and Gentlemen:

                    1.   Introduction.  Texas Utilities Company, a Texas
                         ------------
          corporation doing business as TXU Corp (the "Company"), proposes to issue and sell severally to the underwriters named in Schedule II hereto (the "Underwriters") the [Name of Security] of the [<1>series,] designation, with the terms and in the [<1>number] [<2>aggregate principal amount] specified in Schedule I hereto (the "Securities").

                    2.   Description of Securities.
                         -------------------------

                    [1 The Securities shall have the preferences, designations, rights, privileges, powers, restrictions,

          ---------------
          1   For use in connection with Preference Stock.

          2   For use in connection with Unsecured Debt Securities.

                    limitations and qualifications set forth in the Company's Restated Articles of Incorporation, as amended, with respect to preference stock and the proposed resolutions of the Company's Board of Directors establishing and setting forth the terms of the Securities, copies of which have been furnished to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters").]

                    [2 The Securities are to be issued pursuant to the provisions of an Indenture (For Unsecured Debt
                    Securities), dated as of            , between the
                    Company and The Bank of New York, as trustee (the "Indenture Trustee"), said Indenture, together with any amendments or supplements thereto, being hereinafter referred to as the "Indenture".]

                    3.   Representations and Warranties of the Company.
                         ---------------------------------------------
          The Company represents and warrants to the several Underwriters that:

                    (a)  The Company and three of its financing
               subsidiaries (the "Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration
               statement on Form S-3 on             , 1999 (Registration
               Nos. 333-     , 333-     -01, 333-     -02 and 333-     -03)
               for the registration under the Securities Act of 1933, as amended (the "Securities Act") of $510,000,000 aggregate amount of (i) the Company's Preference Stock, $25 par value,
               (ii) the Company's unsecured debt securities ("Debt Securities") and (iii) the preferred trust securities of the Trusts, an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of such preferred trust securities. Such registration statement ("Registration
               Statement No. 333-     ") became effective on            ,
               1999. The Company has also filed with the Commission under the Securities Act, a registration statement on Form S-3 on June 4, 1998 (Registration No. 333-56055) for the registration of $2,070,000,000 aggregate amount of the Company's (i) Debt Securities, (ii) Common Stock, without par value, to be issued in settlement of Stock Purchase Contracts, (iii) Stock Purchase Contracts and (iv) Stock Purchase Units, of which all but $170,000,000 aggregate amount of such securities have been previously issued. Such registration statement, as amended by Amendment No. 1 thereto, was declared effective by the Commission on June 29, 1998. Such registration statement ("Registration Statement No. 333-56055") was further amended by Post-Effective Amendment No. 1, which was filed and became effective on July 13, 1998. In addition, the Company and TXU Capital I have filed with the Commission under the Securities Act, a registration statement on Form S-3 on December 10, 1998 (Registration Nos. 333-68663 and 333-68663-01) for the registration of $400,000,000 aggregate amount of (i) the Company's Debt Securities and (ii) certain trust securities of TXU Capital I and related securities of the Company, of which all but $170,000,000 aggregate principal amount of the Company's Debt Securities have been previously issued. Such registration statement ("Registration Statement No. 333-68663") became effective on December 18, 1998. References herein to the term "Registration Statement" as of any date shall be deemed to
               refer to each of Registration Statement Nos. 333-     ,
               Registration Statement No. 333-56055 and Registration Statement No. 333-68663, each as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"). References herein to the term "Prospectus" as of any given date shall be deemed to refer to the combined prospectus relating to the securities
               registered under Registration Statement 333-     and the
               securities registered and remaining unissued under Registration Statement 333-56055 and 333-68663 that forms a
               part of Registration Statement No. 333-      , as amended or
               supplemented as of such date (other than by amendments or supplements relating to securities other than the Securities), including all Incorporated Documents as of such date and including any prospectus supplement relating to the Securities; provided that if the Company files a registration statement with the Commission pursuant to
               Section 462(b) of the Securities Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Effective Date" shall be deemed to refer
               to the time and date Registration Statement No. 333-     ,
               as the case may be, was declared effective. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus and the Indenture will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

                    (d) Each direct and indirect material subsidiary of the Company has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, and is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, considered as a whole. Except as otherwise set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of direct and indirect material subsidiaries of the Company have been authorized and validly issued, are fully paid and non-assessable and (except for any directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of such material subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or by-laws of any subsidiary or under any agreement to which the Company or any subsidiary is a party.

                     4.  Purchase and Sale.
                         -----------------

                    (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective number or aggregate amount of the Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

                    (b)  The Company shall pay to the Underwriters a
               commission equal to $       per Security.

                     5.  Time and Place of Closing.  Delivery of the
                         -------------------------
          Securities, against payment of the aggregate purchase price therefor, plus accumulated dividends or interest, as the case may be, thereon, if any, from the date of original issuance to the date of payment for and delivery of the Securities by wire transfer in federal funds shall be made at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at
          10:00 A.M., New York Time, on                 , or at such other
          place, time and date as shall be agreed upon in writing by the Company and you or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Securities shall be delivered [to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in fully registered global form registered in the name of Cede & Co. for the respective accounts specified by you not later than the close of business on the business day preceding the Closing Date] [to you for the respective accounts of the several Underwriters of certificates for the Securities registered in such names and in such denominations as you shall request in writing not less than three full business days prior to the Closing Date]. The Company agrees to make the Securities available to you for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the offices of Thelen Reid & Priest, 40 West 57th Street, New York, New York, 10019, or at such other place as the Company may specify.

                    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the [1 number] [2 principal amount] of the Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase, upon the terms herein set forth, [1 number] [2 principal amount] of the Securities that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If such case the Company shall not elect to terminate this Agreement it shall have the right, irrespective of such default:

                    (a) to require each non-defaulting Underwriter to purchase and pay for the respective number or amount of the

          ---------------
          1  For use in connection with Preference Stock.

          2  For use in connection with Unsecured Debt Securities.

               Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, the [1 number]
               [2 principal amount] of the Securities that the defaulting Underwriter shall have so failed to purchase up to a number or amount thereof equal to one-ninth (1/9) of the number or amount of Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the [number] [amount] of the Securities that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

                    In the computation of any period of 24 hours referred to in this Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

                    Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

                    6.   Covenants of the Company.  The Company agrees
                         ------------------------
          that:

                    (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or,

          ---------------
          1  For use in connection with Preference Stock.

          2  For use in connection with Unsecured Debt Securities.

               to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with
               Section 10(a) of the Securities Act.

                    (e) It will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 5 hereof, (iii) the qualification of the Securities under blue-sky laws (including counsel fees not to exceed $7,500), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                    [2 (h)  During the period from the date of this
               Agreement to the Closing Date, the Company will not, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the Securities are being

          ---------------
          2  For use in connection with Unsecured Debt Securities.

               offered and sold, any securities of the Company or any of its subsidiaries which are of the same class as the Securities.]

                     7.  Conditions of Underwriters' Obligations.  The
                         ---------------------------------------
          obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties made herein on the part of the Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) On the Closing Date, you shall have received from Worsham, Forsythe & Wooldridge, L.L.P., General Counsel for the Company, Thelen Reid & Priest LLP, of counsel for the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV and V hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

                    (d) On and as of the Closing Date, you shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the applicable published rules and regulations thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company and the minute books of the Company and inquiries of officers of the Company and of certain material direct or indirect subsidiaries of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) the unaudited financial statements of the Company incorporated by reference in the Prospectus were not determined in accordance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements of the Company, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income of the Company, incorporated by reference in the Prospectus, (C) for the twelve months ended December 31, 1998, if available, there were any decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheets of the Company incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or which are described in such letter, and
               (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by you (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the accounting system of such companies or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                     (e) Since the most recent dates as of which
               information is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, and, since such dates, there shall not have been any material transaction entered into by the Company and its subsidiaries, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing
               Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

                    [2 (g)  At the Closing Date, (i) the Securities shall
               be rated at least                by Moody's Investor
               Services ("Moody's"), and Standard & Poor's Corporation ("S&P"), respectively, and the Company shall have delivered to you a letter from each such rating agency, or other evidence satisfactory to you, confirming that the have such ratings, and (ii) neither Moody's nor S&P shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, any other securities of the Company or a special purpose subsidiary of the Company which are of the same class as the Securities or the financial condition of the Company.]

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          ---------------

          2      For use in connection with Unsecured Debt Securities.

                     8.  Conditions of Company's Obligations.  The
                         -----------------------------------
          obligation of the Company to deliver the Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     9.  Indemnification.
                         ---------------

                    (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of any Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any Trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this
               Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of written confirmation of the sale involved) (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation.
               The indemnity agreement of the Company contained in this
               Section 9 and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of
               Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Company in writing expressly for use in the Prospectus. [indicate topics addressed and location in the Prospectus.] The indemnity agreement of the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, its directors or its officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

                    (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

                    (d)  If the indemnification provided for in
               subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph
               (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in proportion to the [number] [principal amount] of Securities set forth opposite its name in
               Schedule II hereto.

                    10.  Termination.  This Agreement may be terminated, at
                         -----------
          any time prior to the Closing Date, by the Representatives if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc.
          ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the Securities. This Agreement may also be terminated at any time prior to the Closing Date by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     11. Miscellaneous.  THE VALIDITY AND INTERPRETATION OF
                         -------------
          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of
          Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

                     12. Notices.  All communications hereunder shall be in
                         -------
          writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         TEXAS UTILITIES COMPANY, doing
                                         business as TXU Corp


                                         By
                                           ----------------------------



          Accepted and delivered as of
          the date first above written


          [Representatives of Underwriters]



          By:


            By:
               ----------------------------------

                                      SCHEDULE I
                                      ----------


          Underwriting Agreement dated:
          Representatives:









           Designation:
           [1 Liquidation Preference Amount:]

           [2 Principal Amount:]

           Date of Maturity:

           [1 Dividend Rate:]
           [2 Interest Rate:]

           Purchase Price:

           Underwriting Commissions (payable by the Company):

           Public Offering Price:



           ---------------
           1  For use in connection with Preference Stock.

           2  For use in connection with Unsecured Debt Securities.

                                     SCHEDULE II
                                     -----------

                 TEXAS UTILITIES COMPANY, doing business as TXU CORP






                                                       [Number] [Principal
                                                            Amount] of

          Name                                              Securities
          ----                                              ----------







          Total
                                                            ==========

                                     SCHEDULE III
                                     ------------

                [LETTERHEAD OF WORSHAM, FORSYTHE & WOOLDRIDGE, L.L.P.]








                                             [Date]









          as Representatives of the Underwriters named in Schedule II to the Underwriting Agreement, as herein defined

          c/o



          Ladies and Gentlemen:

                    We have acted as General Counsel to Texas Utilities Company, doing business as TXU Corp (the "Company") in connection
          with the issuance and sale by the Company of      of its
                                                       ----
                        ("Securities") pursuant to the Underwriting
          -------------
          Agreement dated                among the Company and you (the
                          --------------
          "Underwriting Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [2 the Indenture], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials.
          [2 We have relied upon a certificate of the Indenture Trustee as to the authentication of the Securities.] In our examination we

          ---------------
          2      For use in connection with Debt Securities.

          have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                    ()   The Company is a corporation duly authorized,
          validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement [2 and the Indenture], (b) to issue the Securities [2 and to incur the indebtedness to be evidenced thereby] and (c) to own its property and assets and to conduct the business which it is now conducting.

                    ()   The Underwriting Agreement has been duly
          authorized, executed and delivered by the Company.

                    [1 () The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Articles of Incorporation, as amended, of the Company.]

                    [2 () The Indenture has been duly qualified under the Trust Indenture Act.

                    () The Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.]

                    () The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          ---------------
          1  For use in connection with Preference Stock.

          2  For use in connection with Debt Securities.

                     () The Company is not, and after giving effect to the issuance and sale of the Securities will not be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

                     () Other than as stated in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated;

                     () The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                     () No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities.

                     () Each Principal Subsidiary (as defined below) of the Company has been incorporated and is validly existing and subsisting as a corporation under the laws of the jurisdiction of its incorporation; each Principal Subsidiary of the Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as set forth in or contemplated by the Prospectus, and to our knowledge, is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as a whole; and except as set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Principal Subsidiary of the Company has been authorized and is non-assessable and, to our knowledge, all such shares are validly issued and fully paid and (except for directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. For purposes of this opinion, the term "Principal Subsidiary" shall mean, collectively, the following companies: TXU Eastern Holdings Limited, Eastern Energy Limited, Texas Utilities Australia Pty. Ltd., The Energy Group Limited, Eastern Group plc, Eastern Electricity plc, Eastern Generation Limited, Eastern Natural Gas Limited, Eastern Power and Energy Trading Limited, Texas Energy Industries Inc., ENSERCH Corporation, Lufkin-Conroe Communications, Southwestern Electric Service Company, Texas Utilities Electric Company, Texas Utilities Fuel Company, Texas Utilities Mining Company and Texas Utilities Services Inc.

                    In the course of the preparation of the information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent certified public accountants who audited certain of the financial statements contained in documents incorporated by reference in the Registration Statement and the Prospectus, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph [Insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, of Counsel to the Company; as to matters of the law of the United Kingdom, we have, with your consent relied upon the opinions of E.J. Lean, Group Solicitor of Eastern Group plc, and as to all matters of law of the Commonwealth of Australia we have with your consent relied upon the opinion of Baker & McKenzie, Sidney, Commonwealth of Australia, Counsel to Texas Utilities Australia Pty. Ltd.

                                             Very truly yours,

                                             WORSHAM, FORSYTHE &
                                              WOOLDRIDGE, L.L.P.

                                             By:
                                                -------------------------
                                                  A Partner

                                     Schedule IV

                       [LETTERHEAD OF THELEN REID & PRIEST LLP]






                                                  New York, New York
                                                  [Date]





          as Representatives of the Underwriters
          named in Schedule II to the Underwriting
          Agreement, as herein defined



          Ladies and Gentlemen:

                    We have acted as counsel to Texas Utilities Company, doing business as TXU Corp (the "Company") in connection with the
          issuance and sale by the Company of      of its
                                              ----        ---------------
          "Securities") pursuant to the Underwriting Agreement dated among the Company and you (the "Underwriting
          --------------
          Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [2 the Indenture], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. [2
          We have relied upon a certificate of the Indenture Trustee as to the authentication of the Securities.] In our examination we have assumed the genuineness of all signatures and the

          ---------------
          2  For use in connection with Debt Securities.

          authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                     () The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                    [1 () The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Articles of Incorporation, as amended, of the Company.]

                    [2 () The Indenture has been duly qualified under the Trust Indenture Act.

                     () The Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.]

                     () The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                     () The Company is not, and after giving effect to the issuance and sale of the Securities will not be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          ---------------
          1  For use in connection with Preference Stock.

          2  For use in connection with Debt Securities.

                     () The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                     () No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities.

                    In the course of the preparation of the information relating to the Company contained in the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent certified public accountants who audited certain of the financial statements contained in documents incorporated by reference in the Registration Statement and the Prospectus, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus and take no responsibility therefor except as set forth in paragraph [Insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except as to that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                             Very truly yours,

                                             THELEN REID & PRIEST LLP

                                      SCHEDULE V


                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]






                                                                     [Date]




          as Representatives of the Underwriters
          named in Schedule II to the Underwriting
          Agreement as defined herein

          c/o


          Ladies and Gentlemen:

                    We have acted as counsel to you and the several Underwriters in connection with the issuance and sale by the Texas Utilities Company, doing business as TXU Corp (the
          "Company") of      of its               ("Securities")
                        ----        -------------
          pursuant to the Underwriting Agreement dated
                                                       --------------
          among the Company and you (the "Underwriting Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon.

                    We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

                    Based upon the foregoing, we are of the opinion that:

                     () The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                    [1 () The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Articles of Incorporation, as amended, of the Company.]

                    [2 () The Indenture has been duly qualified under the Trust Indenture Act.

                     () The Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debentures are entitled to the benefits of the Indenture, and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.]

                     () The statements made in the Prospectus under the captions [Insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                     () No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Securities.

          ---------------
          1  For use in connection with Preference Stock.

          2  For use in connection with Debt Securities.

                     () The Registration Statement, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (except for financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.

                    In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 5 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, and representatives of certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche LLP, the Company's independent public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement and the Prospectus, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements and schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

                    This opinion is given to you solely for the use of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.


                                             Very truly yours,